                                                                EXHIBIT 10.10


                           TRANSITION NETWORKS, INC.
                             1996 STOCK OPTION PLAN

1. PURPOSE OF PLAN

     This Plan shall be known as the "TRANSITION NETWORKS, INC. 1996 STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Transition Networks, Inc., a Minnesota corporation (the "Company") and an indirect wholly-owned subsidiary of North Star Universal, Inc., a Minnesota corporation ("North Star"), to enhance the Company's ability to attract and retain the services of experienced and knowledgeable key executives and other persons who perform services for the Company from time to time, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock purchase options as provided herein. Options granted under the Plan ("Stock Options") are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. STOCK SUBJECT TO PLAN

     Subject to Section 10 hereof, the stock to be subject to Stock Options under the Plan shall be the Company's authorized shares of common stock, par value $.01 per share (the "Common Stock"). Such shares may be either authorized but unissued shares or issued shares that have been reacquired by the Company. Subject to adjustment as provided in Section 10 hereof, the maximum number of shares which may be issued under all Stock Options granted pursuant to the Plan shall be equal to Five Hundred and Sixty Thousand (560,000) shares. If a Stock Option expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for Stock Options thereafter granted during the term of the Plan.

3. ADMINISTRATION OF PLAN

     (a) The Plan shall be administered by the Board of Directors of the Company.

     (b) The Board of Directors of the Company shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the persons to whom and the time or times at which Stock Options shall be granted and the number of shares to be subject to each, (ii) to determine the terms and conditions of each Stock Option, (iii) to accelerate the time at which all or any part of a Stock Option may or must be exercised, (iv) to amend or modify the terms of any Stock Option with the consent of the optionee, (v) to interpret the Plan, (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, (vii) to exercise the Company's rights under the Plan,
(viii) to make all other determinations necessary or advisable for the administration of the Plan and (ix) to amend or terminate the Plan pursuant to
Section 14 herein. The Board of Directors' determinations on the foregoing matters shall be final and conclusive.

4. ELIGIBILITY FOR PARTICIPATION

     Stock Options may only be granted under this Plan to full-time employees and members of the Board of Directors of the Company (regardless of whether such members of the Board of Directors are employees (full or part-time) of the Company). In determining the persons to whom Stock Options shall be granted and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered by such persons, their present and potential contributions to the success of the Company and such other factors as the Board of Directors in its discretion shall deem relevant. A person who has been granted a Stock Option under the Plan may be granted additional Stock Options under the Plan, if the Board of Directors shall so determine. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or affect, in any way, the right of the Company to terminate his or her employment at any time.

5. TERMS AND CONDITIONS OF OPTIONS

     Stock Options granted pursuant to the Plan shall be authorized by action of the Board of Directors and shall be evidenced by written stock option agreements in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions of the Plan. The grant of a Stock Option shall be effective only if a written option agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Board of Directors (other than the execution and delivery of an option agreement), shall constitute the granting of a Stock Option hereunder.

6. OPTION PRICE

     The option price per share for any Stock Option granted pursuant to the Plan shall be not less than 100% of the fair value of a share of Common Stock as determined by the Board of Directors or as set forth in the related option agreement.

7.  TERM AND VESTING

     Each Stock Option granted hereunder shall expire on the date determined by the Board of Directors and specified in the option agreement. The Board of Directors shall be under no duty to provide terms of like duration for Stock Options granted under the Plan, but the term of a Stock Option may not extend more than ten (10) years from the date of grant of such option.

8.  EXERCISE OF OPTION

     (a) Except as otherwise provided for in the Plan, the Board of Directors shall have full and complete authority to determine whether a Stock Option will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Stock Option as the Board of Directors may determine and specify in the option agreement.

     (b) The exercise of any Stock Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares pursuant to such exercise will not violate any state or federal securities or other laws and may otherwise be limited by the Company in order to maintain compliance with state and federal securities laws.

9.  MANNER OF EXERCISE OF OPTION

     (a) A Stock Option may be exercised only by the optionee, or his or her legal representative in the case of death or disability, by delivering written notice to the Company at its principal office. The notice shall state the number of whole shares as to which the Stock Option is being exercised and be accompanied by payment in full of the option price for all shares designated by the notice. Payment shall be in cash or certified check or in such other form as is acceptable to the Company, including, but not limited to, a promissory note issued by the optionee.

     (b) No person shall have any rights as a shareholder with respect to any shares of capital stock of the Company until a stock certificate evidencing such shares shall have been issued to such optionee upon exercise of a Stock Option.

10.  DILUTION OR OTHER ADJUSTMENTS

     If there shall be any change in the shares of the Company's Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made by the Board of Directors. In the event of any such changes, adjustments may include, where appropriate, changes in the aggregate number of shares subject to the Plan, and changes in the number of shares and the price per share subject to outstanding options, in order to prevent dilution or enlargement of option rights.

11.  NO RESTRICTIONS ON DIVIDENDS, COMPANY'S ACCOUNTING OR BUSINESS OPERATIONS

     (a) Except as otherwise provided for herein, neither the Plan nor any Stock Option granted pursuant hereto shall be interpreted as imposing any restrictions on the right of the Company to: (i) pay dividends, on such terms as the Company's Board of Directors may determine, (ii) issue additional equity or make other distributions with respect to its capital stock, (iii) borrow money from or have business dealings with North Star, its affiliates and any successors to North Star, or (iv) adopt or modify any accounting or business practices.

     (b) The Company shall be under no obligation to pay dividends at any time or in any amount with respect to its capital stock.

12.  ADDITIONAL RESTRICTIONS

     The Board of Directors shall have full and complete authority to determine whether all or any part of the shares acquired upon exercise of any of the Stock Options granted under the Plan shall be subject to additional restrictions not set forth herein on the transferability thereof or any other restrictions affecting in any manner the optionee's or the Company's rights with respect thereto, but any such restrictions shall be contained in the option agreements relating to such Stock Options.

13.  AVAILABLE SHARES

     The Company shall at all times when any Stock Option remains outstanding reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the terms of any and all outstanding Stock Options and the related option agreements.

14.  AMENDMENT OR DISCONTINUANCE OF PLAN

     The Board of Directors of the Company may discontinue the Plan at any time or from time to time may amend or modify any of the provisions of the Plan; and the Board of Directors may make any administrative changes to the Plan consistent therewith. The Board of Directors shall not alter or impair any Stock Option theretofore granted under the Plan without the consent of the holder of the Stock Option.

15.  GOVERNING LAW

     The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of the Plan and any agreements in connection with any Stock Option granted under the Plan and the performance of any obligations imposed by any such agreements.

16.  EFFECTIVE DATE AND TERMINATION OF PLAN

     (a) The Plan was adopted by the Board of Directors on September 30, 1996.

     (b) Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall expire ten years after the date set forth in paragraph
(a) above. No Stock Option may be granted after such expiration, but expiration or termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

17.  REORGANIZATION

     North Star is a party to that certain Reorganization Agreement, dated December 21, 1995, among North Star, NSU Merger Co., a Delaware corporation ("Merger Co."), and Michael Foods, Inc., a Delaware corporation ("Michael"), pursuant to which it is presently anticipated that (i) the currently outstanding shares of the Company's Common Stock will be contributed to ENStar Inc., a Minnesota corporation and a wholly owned subsidiary of North Star ("ENStar"), (ii) Merger Co. will be merged with and into Michael and (iii) the outstanding common stock of ENStar, all of which is currently owned by North Star, will be distributed to the holders of the common stock of North Star (the "Distribution"). After the contribution of the Company's Common Stock to ENStar, the Company will be a subsidiary of ENStar. Following the Distribution, EnStar will be a public company. All references hereto to North Star shall be deemed to refer to ENStar following the Distribution, if it is effected.

                     STOCK OPTION AND REPURCHASE AGREEMENT

     This Stock Option Agreement (this "Agreement") is made as of the ___ day of _______, 199__, by and between Transition Networks, Inc., a Minnesota corporation (the "Company"), and ____________ ("Employee"), a resident of
__________.

                              W I T N E S S E T H:

     WHEREAS, as of the date hereof, the authorized capitalization of the Company consists of 3,500,000 shares of the common stock, $.01 par value per share (the "Common Stock"), and all of the outstanding shares of the Company's Common Stock are currently issued to Americable, Inc., a Minnesota corporation and a wholly owned subsidiary of North Star Universal, Inc., also a Minnesota corporation ("North Star");

     WHEREAS, North Star is a party to that certain Reorganization Agreement, dated December21, 1995, among North Star, NSU Merger Co., a Delaware corporation ("Merger Co."), and Michael Foods, Inc. ("Michael"), pursuant to which it is presently anticipated that (i) the outstanding shares of the Company's Common Stock will be contributed to ENStar Inc., a Minnesota corporation and a wholly owned subsidiary of North Star ("ENStar"), (ii) Merger Co. will be merged with and into Michael and (iii) the outstanding common stock of ENStar, all of which is owned by North Star, will be distributed to the holders of the common stock of North Star (the "Distribution");

     WHEREAS, after the contribution of the Company's Common Stock to ENStar, the Company will be a subsidiary of ENStar and, following the Distribution, ENStar will be a public company. (For purposes of this Agreement, "Parent Company" shall refer to North Star, the ultimate parent of the Company prior to the Distribution, and after the Distribution shall refer to ENStar or any other entity that is the owner of a majority of the Company's outstanding Common Stock);

     WHEREAS, the Company has adopted the 1996 Transition Networks, Inc. Stock Option Plan (the "Plan");

     WHEREAS, Employee is a full-time employee of the Company;

     WHEREAS, as an additional incentive to Employee, and in consideration of the noncompete, nondisclosure and other covenants made by Employee in Sections 11 through 15 herein, the Company wishes to enter into this Agreement whereby Employee is awarded an option to purchase shares of Common Stock pursuant to the Plan; and

     WHEREAS, this Agreement is intended to advance the interests of the Company and its Parent Company by encouraging and enabling Employee to acquire and retain a proprietary interest in the Company by ownership of its Common Stock.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows.

     1. Grant of Option. The Company hereby grants to Employee, on the date set forth above (the "Date of Grant"), the right and option (hereinafter called "the Option") to purchase up to _______________ (______) shares of the Company's Common Stock (the "Shares") at the option exercise price of __________________ Dollars ($_____) per share (the "Option Exercise Price"), on the terms and subject to the conditions set forth herein. The Option is not intended to be an incentive stock option within the meaning of Section422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Duration and Exercisability.

        (a) Exercise Dates. The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the Date of Grant. Subject to the other terms and conditions set forth herein, the Option may be exercised by Employee in cumulative installments as follows:


                   On or after each of      Cumulative percentage
               the following anniversaries  of shares as to which
                  of the Date of Grant      Option is exercisable
               ---------------------------  ---------------------

                         First                        20%
                         Second                       40%
                         Third                        60%
                         Fourth                       80%
                         Fifth                       100%

     (b) Full-time Employment Necessary. Except as provided in Section4(a), Employee must be a full-time employee of the Company from the Date of Grant through each of the exercise dates specified in subsection (a) above, in order to exercise the Option with respect to the applicable Shares on each respective exercise date.

     (c) Adjustment.  This Option shall be subject to adjustment as provided in
Section 3(a).

     (d) Vesting of Shareholder Rights. Neither Employee nor the legal representative of the estate of Employee ("Employee's Successor") shall have any of the rights of a shareholder of the Company until Employee or Employee's Successor exercises the Option or portion thereof as provided herein and pays the full consideration for all Shares purchased, and a stock certificate evidencing the Shares purchased shall have been issued to Employee.

     (e) Nontransferability of Option. The Option shall not be transferable or assignable by Employee, otherwise than by will or by laws of descent and distribution, and the Option and each portion thereof shall be exercisable, during Employee's lifetime, only by Employee. The Option shall not be pledged or hypothecated in any way, and the Option shall not be subject to execution, attachment, or similar process.

  3. Adjustments.

     (a) In the event that following a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares of other securities of the Company or of another corporation, appropriate adjustment shall be made by the Board of Directors of the Company in the number and kind of shares as to which this Option, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the Option Exercise Price per share.

     (b) In the event of the dissolution or liquidation of the Company, the Option granted under this Agreement shall terminate as of the effective date of such dissolution or liquidation, as determined by the Board of Directors of the Company.

     (c) Upon the occurrence of a Corporate Transaction, as hereinafter defined, in the sole and absolute discretion of the Board of Directors of the Company, the vesting of all or a portion of the Option may be accelerated and this Option may immediately be converted into the right to receive from the Company or, at the Company's option, the Company's Parent Company any of the various forms of consideration described in Section 8(d) hereof in an amount equal to the product of the number of Shares that Employee then has the right to purchase pursuant to the exercise of this Option times the difference of (i) the "Fair Value" per share, as hereinafter defined, minus (ii) the Option Exercise Price per share.

     (d) If the Company is a party to any merger or other business combination where the Company is not the surviving corporation, then this Option, if outstanding immediately after such merger or other business combination, shall be appropriately adjusted, by the Board of Directors of the surviving entity, to apply and pertain to the number and class of securities that would be issuable to Employee in the consummation of such merger or business combination if the Option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Exercise Price per Share, provided the aggregate Option Exercise Price payable hereunder shall remain the same.

     (e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (f) "Corporate Transaction" shall mean a sale, exchange or other disposition of all or substantially all of the shares of Common Stock or assets of the Company or other similar transaction whereby (i) Parent Company receives cash, stock or other property with respect to its equity interest in the Company and (ii) Parent Company's interest in the Common Stock or assets of the Company is reduced to less than fifty percent (50%) of the total interest of all persons or entities in such Common Stock or assets. Corporate Transactions shall not include any transaction or reorganization pursuant to the Reorganization Agreement, or any sale or transaction involving an affiliate of the Company or the Parent Company.

     (g) "Fair Value" shall be determined by dividing (i) the product of (A) the average of the pre-tax operating income of the Company for each of its last three full fiscal years (determined from the financial statements of the Company used in the ordinary course of its business and in accordance with the accounting practices and procedures then employed by the Company, regardless of whether such accounting practices are employed by the Company on the Date of Grant or are consistent with or permitted by generally accepted accounting principles) times (B) six by (ii) the total number of outstanding shares of Common Stock of the Company. If (i) at the time of any determination of the Fair Value of the Company's Common Stock, there are outstanding stock options, warrants or other rights to acquire Common Stock that are currently exercisable or that will become exercisable in connection with the transaction under consideration and (ii) the consideration to be received by the Company upon the exercise of such options, warrants or rights is less than the Fair Value per share of the Common Stock, as determined above, then the Fair Value shall be recalculated by adding to the product determined pursuant to (A) above, the aggregate amount of the consideration that the Company would receive upon the exercise of all such "in-the-money" options, warrants and rights and by adding to the number of then outstanding shares of Common Stock of the Company described in clause (B) above, the number of shares that would be acquired upon the exercise of all such "in-the-money" options, warrants and rights, and the "Fair Value" shall be equal to such recalculated amount. Notwithstanding the foregoing, in the event that this Option is converted into the right to receive certain consideration therefor pursuant to Section 3(c) above, or the "Repurchase Option," as hereinafter defined, is exercised in connection with a Corporate Transaction pursuant to Section 8(a), then the Fair Value shall be the value per share attributable to the Company's Common Stock, as reasonably determined by the Board of Directors of the Company based on the consideration received by, or to be received by the Company's Parent Company in such Corporate Transaction.

  4. Effect of Termination of Employment.

     (a) In the event that Employee shall cease to be employed by the Company for any reason including death or disability within the meaning of
Section 22(e)(3) of the Code ("Disability"), but other than "Termination for Cause," as hereinafter defined, then the Company shall permit Employee, or Employee's Successor to exercise at any time within ninety (90) days after the date of termination that portion of the Option that was exercisable at the time of such termination of employment; provided, however, that the Option may not be exercised after the original expiration date thereof.

     (b) In the event that Employee shall cease to be employed by the Company by reason of Employee's Termination for Cause, any unexercised portions of any Stock Options held by the Employee (whether or not otherwise currently exercisable) shall be immediately terminated and any shares of the Company's capital stock previously issued upon exercise of any Stock Options shall be subject to immediate repurchase by the Company. Notwithstanding anything herein to the contrary, the Company's sole obligation in such cases shall be to pay the Employee a price per share equal to the Option Exercise Price paid for such shares by the

Employee.

     (c) Definition of Termination for Cause. "Termination for Cause" shall mean termination of Employee's employment by the Company upon a determination by the Board of Directors that Employee (i) has breached this Agreement in any material respect, which breach is not cured by Employee or is not capable of being cured by Employee within ten (10) days after written notice of such breach is delivered to Employee, (ii) has engaged in willful and material misconduct, including willful and material failure to perform Employee's duties as an officer or employee of the Company and including illegal or dishonest acts, or (iii) has breached Employee's duty of loyalty to the Company.

  5. Method of Exercising Option.

     (a) The Option can only be exercised by Employee or Employee's Successor, by delivering a timely written notice to the Company at its principal office. The notice shall state the number of whole shares as to which the Option is being exercised and be accompanied by payment in full of the Option Exercise Price for all shares designated by the notice. Payment shall be in cash or certified check or in such other form as is acceptable to the Board of Directors, in its discretion and subject to such terms and conditions as it may adopt, including but not limited to, a promissory note issued by the Employee.

     (b) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Employee, are withheld or collected from Employee. In order to assist Employee in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of the Option, the Board of Directors, in its discretion and subject to such additional terms and conditions as it may adopt, may permit Employee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of the Option with a Fair Value equal to the amount of such taxes,
(ii) delivering to the Company shares of Common Stock other than the shares issuable upon such exercise with a Fair Value equal to the amount of such taxes, or (iii) delivery to the Company of a promissory note issued by the Employee in form and with such terms as may be acceptable to the Company.

     (c) The exercise of the Option and the issuance of Shares upon such exercise shall be subject to compliance by the Company and Employee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

  6. Investment Representations.

     (a) Employee hereby warrants and represents that, upon exercise of the Option by Employee or Employee's Successor, Employee or Employee's Successor will acquire the Shares for Employee's or Employee's Successor's own account and not with a view to their resale or distribution and will be prepared to hold the Shares for an indefinite period. Employee hereby acknowledges the fact that the Shares have not been and, upon exercise of the Option, will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), and that, upon exercise of the Option, the Company will issue the Shares to Employee in reliance on the representations made by Employee herein.

     (b) Employee hereby confirms that Employee has been informed that the Shares may not be resold or transferred unless they are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Employee hereby acknowledges that, upon exercise of the Option, Employee will be prepared to hold the Shares for an indefinite
period.    Employee further acknowledges that Employee is aware that Rule 144, as promulgated under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act and may not be available at the time that Employee exercises the Option. Should Rule 144 subsequently become available, Employee is aware that any sale of the Shares effected pursuant to Rule 144 may, depending upon the status of Employee as an "affiliate" or "non-affiliate" under the rule, be made only in limited amounts in accordance with the provisions of Rule 144, and that in no event may any Shares be sold pursuant to Rule 144 until Employee has held the Shares for the requisite holding period following payment of the Exercise Price for the Shares.

  7. Restrictions on Sale or Transfer.

     Until such time as the Company has successfully completed a public offering of its Common Stock registered with the Securities and Exchange Commission or the securities division of any state, or an offering made to the public pursuant to an exemption from registration (an "Initial Public Offering"), neither Employee nor Employee's Successor shall dispose of, encumber, or transfer any of the Company's Shares now owned or in the future acquired, without the Company's prior written consent, except upon the death of Employee and then any such transfer shall be made solely to Employee's Successor. Any purported transfer or disposition of Shares in violation of the terms of this Agreement shall be void, and the Company shall not recognize or give any effect to such transaction. Further, upon any attempted transfer or disposition of any Shares in violation of this Agreement, the Company shall thereafter have the right at any time to repurchase such Shares. Notwithstanding anything herein to the contrary, the Company's sole obligation in any such case shall be to pay the Employee or Employee' Successor a price equal to the Option Exercise Price paid for such Shares by the Employee or Employee's Successor.

  8. Repurchase Option.

     (a) As a condition to and in connection with the grant of this Stock Option, Employee shall give and grant to the Company an irrevocable right and option (the "Repurchase Option") to purchase all and not less than all of the shares of capital stock of the Company of whatever class or series owned at any time by the Employee. The Repurchase Option shall be exercisable by the Company as hereinafter provided: (i) within one hundred and twenty (120) days following Employee's termination of employment with the Company for any reason whatsoever, (ii) upon the occurrence of a Corporate Transaction, or (iii) within one hundred and twenty (120) days following discovery by the Company of conduct giving rise to the remedy provided for in Section 13(f) hereof.

     (b) To exercise the Repurchase Option, the Company shall provide written notice thereof by registered mail to Employee, which notice shall specify the number of shares of capital stock of the Company subject to purchase and a request for the surrender of all certificate(s) evidencing such shares. Within five (5) days after the receipt by Employee, Employee or his or her legal representative shall deliver the certificate or certificates evidencing the number of shares the Company has elected to purchase, duly endorsed in blank or accompanied by an assignment, which is separate from the stock certificate, duly endorsed in blank.

     (c) The purchase price to be paid per share for shares acquired by the Company pursuant to the Repurchase Option, other than shares surrendered pursuant to Sections 4(b), 7 or 13(f), shall be the Fair Value thereof.

     (d) The purchase price for any shares payable pursuant to the Repurchase Option shall be paid by the Company within fifteen (15) business days from the date of delivery by the Employee for his or her legal representative of the certificate(s) evidencing the number of shares that the Company is to purchase. At the discretion of the Board of Directors, the Company, or, at the option of the Company, the Company's Parent Company may pay the purchase price by delivering one or more of the following: (i) cash, (ii) a Company or Parent Company check, (iii) a Company or Parent Company promissory note, the term of which shall not exceed three (3) years, with annual payments of one-third of the original principal amount thereof plus simple interest at six percent (6%) per annum, or (iv) shares of Parent Company common stock, the per share value of which pursuant to this Section 8(d) shall be the average closing price per share for the ten (10) trading days prior to the date the Repurchase Option is exercised. Any

Parent Company common stock that forms part of the payment to Employee or Employee's Successor shall be issued by Parent Company directly to Employee or Employee's Successor. Parent Company shall prepare and file a registration statement on Form S-8 (or any successor or appropriate form) with respect to such common stock and shall use reasonable efforts to maintain the effectiveness of such registration statement.

     (e) This Repurchase Option shall terminate immediately following the consummation of an Initial Public Offering.

  9. Specific Performance. The Company may institute and maintain a proceeding to compel specific performance against any person who fails to comply with the terms of this Agreement.

 10. Endorsement on Certificates of Terms of this Agreement. Each certificate for Shares now held or hereafter issued shall be endorsed as follows:

     "Any transfer or disposition of the Shares evidenced by this certificate
     is subject to the restrictions and option stated   in, and such Shares are
     transferable only upon compliance with, the provisions of that certain Stock Option and Repurchase Agreement, dated as of __________. A copy of such agreement is on file at the office of the Company and the provisions thereof are incorporated herein by reference."

     "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

 11. Confidential Information. Except as permitted or directed by the Company's Board of Directors, during Employee's employment by the Company or at any time thereafter Employee shall not divulge, furnish or make accessible to anyone or use in any way (other than in the ordinary course of the business of the Company) any confidential or secret knowledge or information of the Company that Employee has acquired or become acquainted with or will acquire or become acquainted with prior to the termination of Employee's employment with the Company (including employment by the Company or any affiliates of the Company prior to the date of this Agreement), whether developed by Employee or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Company, any customer or supplier lists of the Company, any confidential or secret development or research work of the Company, or any other confidential information or secret aspects of the business of the Company. Employee acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company and its predecessors, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. Both during and after the term of this Agreement, Employee will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality, however, shall not apply to any knowledge or information that is now published or that subsequently becomes generally publicly known in the form in which it was obtained from the Company, other than as a direct or indirect result of the breach of this Agreement by Employee.

 12. Ventures. If, during Employee's term of employment by the Company, Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties, all rights in such project, program or venture shall belong to the Company. Except as formally approved by the Company's Board of Directors, Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Employee pursuant to Employee's employment by the Company.

 13. Noncompetition Covenant.

     (a) Agreement Not to Compete. Employee agrees that, during Employee's term of employment by the Company and for a period of (i) twelve months after Termination for Cause or (ii) six months after any other termination of such employment, if such termination is not Termination for Cause (including, without limitation, voluntary termination by Employee of Employee's employment), Employee shall not, directly or indirectly, engage in competition with the Company in any manner or capacity (e.g., as an advisor, principal, agent, partner, officer, director, stockholder, employee, member of any association, or otherwise) in any phase of the business that the Company is conducting during the term of Employee's employment by the Company, including the design, development, manufacture or selling of devices or components related to the products or services being sold by the Company or solicit from the Company's customers any business that the Company is capable of performing during the term of Employee's employment by the Company or at the time of Employee's termination.

     (b) Geographic Extent of Covenant.  The obligations of Employee under this
Section 13 shall apply to any domestic or foreign city in which the Company
(i)has engaged in business during Employee's term of employment by the Company through production, promotional, sales or marketing activity, or otherwise, or
(ii)has otherwise established its goodwill, business reputation, or any customer or supplier relations.

     (c) Limitation on Covenant. Ownership by Employee, as a passive investment, of less than five percent (5%) of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this
Section 13.

     (d) Indirect Competition. Employee further agrees that, during the term of his employment by the Company and the six- or twelve-month period thereafter specified in Section 13(a) above, Employee will not, directly or indirectly, assist or encourage any other person in carrying out, directly or indirectly, any activity that would be prohibited by the above provisions of this Section13, if such activity were carried out by Employee, either directly or indirectly; and in particular Employee agrees that Employee will not, directly or indirectly, induce any employee of the Company to carry out, directly or indirectly, any such activity.

     (e) Other Employees. Employee further agrees that, both during the term of Employee's employment by the Company and for a period of twelve months following termination of Employee's employment, Employee will not attempt to persuade officers or employees of the Company to leave the employ of the Company.

     (f) Company Remedies. Employee acknowledges that the remedy at law for any breach of the foregoing covenants of this Section 13 will be inadequate, and that the Company shall be entitled, in addition to any remedy at law, to preliminary and permanent injunctive relief. Employee acknowledges that in addition to any other remedies at law or in equity that may be available to the Company for any breach of the foregoing covenants, the Company shall also be entitled to immediately repurchase the Shares acquired pursuant to the exercise of the Option granted hereunder for a purchase price equal to the Option Exercise Price paid by the Employee for such Shares.

 14. Patent and Related Matters.

     (a) Disclosure and Assignment. Employee will promptly disclose in writing to the Company complete information concerning each and every invention, discovery, improvement, device, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by Employee, either solely or in collaboration with others, during Employee's term of employment by the Company, or within six months thereafter, whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company (hereinafter referred to as "Developments"). Employee, to the extent that Employee has the legal right to do so, hereby acknowledges that any and all of said Developments are the property of the Company and hereby assigns and agrees to assign to the Company any and all of Employee's right, title and interest in and to any and all of such Developments.

     (b) Future Developments. As to any future Developments made by Employee which relate to the business, products or practices of the Company and which are first conceived or reduced to practice during Employee's term of employment by the Company, or within six months thereafter, but which are claimed for any reason to belong to an entity or person other than the Company, Employee will promptly disclose the same in writing to the Company and shall not disclose the same to others if the Company, within twenty (20) days thereafter, shall claim ownership of such Developments under the terms of this Agreement. If the Company makes no such claim, Employee hereby acknowledges that the Company has made no promise to receive and hold in confidence any such information disclosed by Employee.

     (c) Limitation on Section 14. The provisions of this Section 14 shall not apply to any Development meeting the following conditions:

         (i) such Development was developed entirely on Employee's own time; and

         (ii) such Development was made without the use of any Company equipment, supplies, facility or trade secret information; and

         (iii) such Development does not relate (i) directly to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated research or development; and

         (iv) such Development does not result from any work performed by Employee for the Company.

     (d) Assistance of Employee. Upon request and without further compensation therefor, but at no expense to Employee, and whether during the term of Employee's employment by the Company or thereafter, Employee will do all lawful acts, including, but not limited to, the execution of papers and lawful oaths and the giving of testimony, that in the opinion of the Company, its successors and assigns, may be necessary or desirable in obtaining, sustaining, reissuing, extending and enforcing United States and foreign Letters Patent, including, but not limited to, design patents, on any and all of such Developments, and for perfecting, affirming and recording the Company's complete ownership and title thereto, and to cooperate otherwise in all proceedings and matters relating thereto.

     (e) Records. Employee will keep complete, accurate and authentic accounts, notes, data and records of all Developments in the manner and form requested by the Company. Such accounts, notes, data and records shall be the property of the Company, and, upon its request, Employee will promptly surrender same to it or, if not previously surrendered upon its request or otherwise, Employee will surrender the same, and all copies thereof, to the Company upon the conclusion of Employee's employment.

     (f) Obligations, Restrictions and Limitations. Employee understands that the Company may enter into agreements or arrangements with agencies of the United States Government, and that the Company may be subject to laws and regulations that impose obligations, restrictions and limitations on it with respect to inventions and patents that may be acquired by it or that may be conceived or developed by employees, consultants or other agents rendering services to it. Employee agrees to be bound by all such obligations, restrictions and limitations applicable to any such invention conceived or developed by Employee during Employee's term of employment by the Company and shall take any and all further action that may be required to discharge such obligations and to comply with such restrictions and limitations.

 15. Disputes.

     (a) If any dispute arises with respect to any violation by Employee of the covenants contained in Section 11, 13 or 14, the Company may seek any available remedy at law or in equity from a court of competent jurisdiction.

     (b) If any dispute arises with respect to Fair Value of the Shares, the Company's independent accountants shall calculate the "Fair Value" of the Shares in accordance with the definition thereof. The written determination of the Fair Value of the Shares made by the Company's independent accountants shall be conclusive, final and binding on all parties. No optionee or other holder of Shares shall have the right to challenge or object to such determination of the Fair Value of the Shares.

     (c) Except as provided in Sections 9, 13(f) and 15(a) and (b) above, any controversy or claim arising between the parties in connection with the Plan, this Option or any other matter concerning the employment of the Employee by the Company shall be resolved by binding arbitration in accordance with the terms and conditions of this Section 15.

         (i) This agreement to arbitrate shall continue in full force and effect despite the expiration, rescission, or termination of the Option. All arbitration shall be undertaken pursuant to the Federal Arbitration Act, and the decision of the arbitrator(s) shall be enforceable in any court of competent jurisdiction. The parties knowingly and voluntarily waive their rights to have their dispute tried and adjudicated by a judge or jury. The arbitrator(s) shall apply the law of the State of Minnesota, excluding its choice of law provisions, and the arbitration shall be held in Minneapolis, Minnesota.

         (ii) Any party may demand arbitration by sending written notice to the other party. The arbitration and the selection of the arbitrator(s) shall be conducted in accordance with such rules as may be agreed upon by the parties, or, failing agreement within thirty (30) days after arbitration is demanded, under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as such rules may be modified by this Agreement.

         (iii) The arbitrator(s) shall not have the authority to award exemplary or punitive damages, and the parties expressly waive any claimed right to such damages. The costs of arbitration, but not the costs and expenses of the parties, shall be shared equally by the parties.
     If a party fails to proceed with arbitration, unsuccessfully challenges the arbitration award, or fails to comply with the arbitration award, the other party is entitled to costs, including reasonable attorney's fees, for having to compel arbitration or defend or enforce the award. Except as otherwise required by law, the parties and the arbitrator(s) agree to maintain as confidential all information or documents obtained during the arbitration process, including the resolution of the dispute.

         (iv) The parties hereto acknowledge that any controversy or claim arising in connection with the determination of the Fair Value of the shares will not be governed by or subject to the arbitration provisions set forth in this Section 15(c).

     (d) Any permitted legal action or proceeding with respect to this Agreement and the Option and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Minnesota or of the United States of America for the District of Minnesota, and, by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts.

 16. Incorporation of Plan. This Agreement is subject to, and the Company and the Employee agree to be bound by, all of the terms and conditions of the Plan, as amended from time to time. A copy of the Plan as in effect on the date hereof is attached hereto as Exhibit A, and all of the terms and conditions of the Plan are incorporated herein by this reference. Unless otherwise provided, all defined terms used in this Agreement shall have the same meaning as such terms in the Plan.

 17. Miscellaneous.

     (a) Waivers and Amendments. No amendment to or waiver of any provision of this Agreement shall be binding unless in writing and executed by the Company (with the approval of the Board of Directors of the Company) and Employee. No failure or delay on the part of any party in exercising any power or right under this Agreement or any instrument executed pursuant hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise of any such power or right.

     (b) Notices. All communications and notices provided under this Agreement or any instrument executed pursuant hereto shall be in writing and sent by first class certified mail, and if to the Company, addressed and delivered to it at:

         Transition Networks, Inc.
         6475 City West Parkway
         Eden Prairie, MN 55344
         Attention:  President

     With a copy to:

         North Star Universal, Inc.
         6479 City West Parkway
         Eden Prairie, MN 55344
         Attention:  President
     or, if applicable, to:

         ENStar Inc.
         6479 City West Parkway
         Eden Prairie, MN 55344
         Attention:  President

     and if addressed or delivered to Employee, at:

                     _____________________
                     _____________________

or to any party at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed properly addressed, shall be deemed given on the third business day after mailing postage prepaid.

     (c) Amendments. No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the parties hereto.

     (d) Severability. To the extent any provisions of this Agreement shall be determined to be invalid or unenforceable in any jurisdiction, such provision shall be deemed to be deleted from this Agreement as to such jurisdiction only, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. In furtherance of and not in limitation of the foregoing, the Employee expressly agrees that should the duration of or geographical extent of, or business activities covered by, any provision of this Agreement be in excess of that which is valid or enforceable under applicable law in a given jurisdiction, then such provision, as to such jurisdiction only, shall be construed to cover only that duration, extent or activities that may validly or enforceably be covered. The Employee acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement shall be construed in a manner that renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law in each applicable jurisdiction.

     (e) Cross References. References in this Agreement or in any instrument executed pursuant hereto to any section or article are, unless otherwise specified, to such section or article of this Agreement or such instrument, as the case may be.

     (f) Headings. The various headings of this Agreement and of any instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or of such instrument.

     (g) Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original.

     (h) Governing Law. This Agreement and each other instrument executed pursuant hereto shall each be governed by and construed in accordance with the laws of the State of Minnesota, except its choice of law provisions, and Employee submits to the personal jurisdiction of the federal and state courts located in such state in connection with all actions, matters and disputes in any way related hereto.

     (i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and assigns. Employee hereby expressly acknowledges that the Company may assign any of its rights or obligations hereunder to its Parent Company.

     (j) Prior Agreements. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect to any right of Employee to acquire an interest in the Company that may or may not have been executed by Employee and the Company, but which Employee and the Company agree are hereby terminated, void and of no further force or effect. The parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.


                             TRANSITION NETWORKS, INC.


                             By: ____________________________
                             Its:____________________________



                             ________________________________
                             _______________ - EMPLOYEE